

ICF Investor Presentation

June 2017

Presented by

John Wasson, President & COO

James Morgan, CFO

ICF

Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

Introducing ICF

ICF conquers complexity for its clients across a range of markets


Health and Social Programs
Energy, Environment and Infrastructure
Consumer / Financial
Safety and Security
Research
Advice
Program Implementation
Technology
Engagement

ICF

2006 to 2016: Creating a Unique Growth Platform

Organic Initiatives + Acquisitions Add Expertise, Scale and Scope


ICF uses periodic leverage to drive the corporation into new markets
ENERGY
ENVIRONMENT
EDUCATION
HEALTH
INFRASTRUCTURE
DIGITAL MARKETING
17 ACQUISITIONS
ICF 2006 IPO
10 YRS.

ICF Has a Balanced Revenue Portfolio*…

…By Market Type…


Safety and Security 8%
Consumer/ Financial 10%
Health and Social Programs 42%
Energy, Environment and Infrastructure 40%

…By Client Category…


Int'l 6%
US State and Local 11%
Commercial 36%
US Federal 47%

ICF

*Based on Q1 2017 financial performance released on May 4th, 2017

ICF Serves Several Departments of the US Federal Government*

Federal Government Revenues as Percentage of Total Revenue


DHHS 20%
DoD 6%
DOS 5%
EPA 3%
FED 2%
HUD 1%
DOE 1%
DHS 1%
Other 8%

No single contract exceeds 3% of total revenues

*Based on Q1 2017 financial performance released on My 4th, 2017

Non-Federal Government by Client Category*


State and Local 11%
International Gov't 6%
Commercial - Energy Markets 13%
Commercial - Marketing Services 14%
Commercial - Other 9%

- Commercial energy markets and Marketing services account for the majority of commercial revenues
- Advisory and Implementation services
- Commercial revenue as a percentage of total revenue increased to 36% in Q1 2017 from 34% in Q1 2016

*Based on Q1 2017 financial performance released on May 4th, 2017

Commercial - Energy Markets

- 13% of Total Revenue*
- Energy efficiency programs for utilities: State-regulated
- Majority long-term contracts

*Based on Q1 2017 financial performance released on May 4th, 2017

Commercial - Marketing Services

- 14% of Total Revenue*
- Customer engagement and loyalty marketing programs
- Digital marketing systems and platforms
- Consumer activation

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Smart data for smart decisions.

"Leader"
The Forrester Wave™: Customer Loyalty Solution Providers, Q1 2016


REVOLUTIONIZING ENGAGEMENT
TALLY®

…Opportunity to leverage these capabilities across the ICF organization…

ICF

*Based on Q1 2017 financial performance released on May 4th, 2017

ICF Operates in Markets with Strong Growth Drivers

ICF's Strengths Align with Market Demand

Health and Social Programs

- Chronic disease and prevention
- Patient engagement
- Immigration
- Education reform

Consumer / Financial

- Digital commerce
- Social media
- Mobile engagement
- ROI-driven marketing

Energy, Environment and Infrastructure

- Efficiency and renewables
- Consumer engagement
- Infrastructure / Resilience
- Environment

Safety and Security

- Cybersecurity
- Critical infrastructure
- Disaster recovery
- Reputation management

ICF

Strengths and Expertise at ICF

VERTICAL ELEMENTS	FUNCTIONAL ELEMENTS
Proprietary IP	Program management & evaluation tools
A workforce of long-time industry experts	Consumer insights
Longstanding client relationships	Proprietary analytics
Long-term contract vehicles	Digital marketing IP & partnerships
	Technology solution development expertise

ICF combines deep industry expertise with cross-cutting digital engagement solutions to create and capture new opportunities

ICF Strategy

Sustain and grow our distinctive expertise in our core vertical markets

Provide a broader range of functional capabilities to our clients

Build our service offerings at the intersections between our vertical markets and our functional expertise

ICF

Financial Performance


350
371
344

Revenue and EPS, 2017 Guidance



Revenue ($ Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$949
$1,050
$1,132
$1,185
$1.20B - $1.24B*
7.7% CAGR
2013
2014
2015
2016
2017 Guidance



EPS
GAAP EPS
Non-GAAP Adj.**
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
8.0% CAGR
$2.28
$1.95
$2.51
$2.00
$2.64
$2.00
$2.87
$2.40
$2.84 – 3.09*
$2.50
$2.50 - $2.75*
2013
2014
2015
2016
2017 Guidance

Mid-point of 2017 Revenue at $1.22B represents a 2.9% YoY growth; Mid-point of 2017 Non-GAAP EPS at $2.97 represents a 3.5% YoY growth.

*Based on 2017 management guidance issued on February 27, 2017

**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles

Revenue and EPS Growth, Q1 2017



Revenue ($ Millions)*
Y-on-Y Growth: 4.5%
$350
$300
$250
$200
$150
$100
$50
$0
$283.6
$296.3
2016 Q1
2017 Q1



EPS*
Non GAAP EPS Y-on-Y Growth: 11.3%
$0.8
$0.4
$0.0
EPS
Non-GAAP EPS
$0.62
$0.69
$0.51
$0.52
2016 Q1
2017 Q1

ICF

*Based on 2017 Q1 financial performance released on May 4, 2017

Sales and Backlog



Sales ($ Millions)
Year-on-Year Growth: -21.3%
$400
$0
$318
$250*
2016 Q1
2017 Q1



Backlog ($ Billions)
Year-on-Year Growth: 3.4%
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.9
$2.0*
2016 Q1
2017 Q1

TTM Sales of $1,428.4M; resulting in Book-to-Bill Ratio As Of Q1 2017: 1.19

ICF

*Based on Q1 2017 financial performance released on May 4th, 2017

Balance Sheet Highlights*

($ Millions)	12/31/2013 Actual	12/31/2014 Actual	12/31/2015 Actual	12/31/2016 Actual	3/31/2017 Actual*
Total Assets	$700.9	$1,110.3	$1,080.3	$1,085.6	$1,083.9
Long-Term Debt	$40.0	$350.1	$311.5	$259.4	$275.8
Stockholders' Equity	$474.1	$500.7	$523.3	$566.0	$562.3
Current Ratio	1.51	1.42	1.50	1.52	1.70
FY Operating Cash Flow	$80.8	$79.2	$76.3	$79.6	$6.7

- Strong cash generation provides flexibility for deleveraging and / or strategic investments
- $16.3M of share repurchases occurred in CY17 Q1
- CY17 Q1 Op Cash Flow was $20.1M more than CY16 Q1

ICF

*Based on Q1 2017 financial performance released on May 4th, 2017

In Summary - ICF

Distinctive expertise in core vertical markets

Industry-leading functional capabilities – including marketing services

Offerings at intersection between vertical markets and functional expertise

ICF

Thank You

ICF